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                                                                      EXHIBIT 99


                       STATUTORY DURABLE POWER OF ATTORNEY


NOTICE: THE POWERS GRANTED BY THIS DOCUMENT ARE BROAD AND SWEEPING. THEY ARE EXPLAINED IN THE DURABLE POWER OF ATTORNEY ACT, CHAPTER XII, TEXAS PROBATE CODE. IF YOU HAVE ANY QUESTIONS ABOUT THESE POWERS, OBTAIN COMPETENT LEGAL ADVICE. THIS DOCUMENT DOES NOT AUTHORIZE ANYONE TO MAKE MEDICAL AND OTHER HEALTH-CARE DECISIONS FOR YOU. YOU MAY REVOKE THIS POWER OF ATTORNEY IF YOU LATER WISH TO DO SO.

STATE OF TEXAS         )
                       )                KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS       )

         I,                JACK R. ANDERSON

         Address:          16475 Dallas Parkway, Suite 735
                           Dallas, Texas 75248


appoint:                   DAVID K. MEYERCORD

         Address:          901 Main Street, Suite 4300
                           Dallas, Texas 75202

as my agent (attorney-in-fact) to act for me in any lawful way with respect to the following initialed subjects:

         TO GRANT ALL OF THE FOLLOWING POWERS, INITIAL THE LINE IN FRONT OF (N) AND IGNORE THE LINES IN FRONT OF ALL THE OTHER POWERS.

         TO GRANT ONE OR MORE, BUT FEWER THAN ALL, OF THE FOLLOWING POWERS, INITIAL THE LINE IN FRONT OF EACH POWER YOU ARE GRANTING.

         TO WITHHOLD A POWER, DO NOT INITIAL THE LINE IN FRONT OF IT. YOU MAY, BUT NEED NOT, CROSS OUT EACH POWER WITHHELD.

INITIAL

_______           (A)      Real Property Transactions;

_______           (B)      Tangible Personal Property Transactions;

_______           (C)      Stock and Bond Transactions;

_______           (D)      Commodity and Option Transactions;

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                  (E)      Banking and Other Financial Institution Transactions;
-------
                  (F)      Business Operating Transactions;
-------
                  (G)      Insurance and Annuity Transactions;
-------
                  (H)      Estate, Trust, and other Beneficiary Transactions;
-------
                  (I)      Claims and Litigation;
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                  (J)      Personal and Family Maintenance;
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                  (K)      Benefits From Social Security, Medicare, Medicaid, or
-------                    Other Governmental Programs or Civil or Military
                           Service;

                 (L)      Retirement Plan Transactions;
-------
                  (M)      Tax Matters;
-------
/s/ JRA           (N)      ALL OF THE POWERS LISTED IN (A) THROUGH (M).  YOU
-------                    NEED NOT INITIAL ANY OTHER LINES IF YOU INITIAL LINE
                           (N).

                              SPECIAL INSTRUCTIONS:

         ON THE FOLLOWING LINES YOU MAY GIVE SPECIAL INSTRUCTIONS LIMITING OR EXTENDING THE POWERS GRANTED TO YOUR AGENT.

(1) Powers granted above more fully described in Exhibit A attached hereto and incorporated by reference herein.

(2) This Power of Attorney shall lapse and expire on December 31, 1998.

         UNLESS YOU DIRECT OTHERWISE ABOVE, THIS POWER OF ATTORNEY IS EFFECTIVE IMMEDIATELY.

         CHOOSE ONE OF THE FOLLOWING ALTERNATIVES BY CROSSING OUT THE ALTERNATIVE NOT CHOSEN:

         (A) This power of attorney is not affected by my subsequent disability or incapacity.

         YOU SHOULD CHOOSE ALTERNATIVE (A) IF THIS POWER OF ATTORNEY IS TO BECOME EFFECTIVE ON THE DATE IT IS EXECUTED.


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         IF NEITHER (A) NOR (B) IS CROSSED OUT, IT WILL BE ASSUMED THAT YOU
CHOSE ALTERNATIVE (A).

         I agree that any third party who receives a copy of this document may act under it. Revocation of the durable power of attorney is not effective as to a third party until the third party receives actual notice of the revocation. I agree to indemnify the third party for any claims that arise against the third party because of reliance on this power of attorney.

         If any agent named by me dies, becomes legally disabled, resigns, or refuses to act, I name the following (each to act alone and successively, in the order named) as successor(s) to that agent:

         Name:             None
         Address:
                           -----------------------------

                           -----------------------------

         Signed this 28th day of January, 1998.



                                                         /s/ J.R. Anderson
                                                       ---------------------
                                                         JACK R. ANDERSON
STATE OF TEXAS        )
                      )
COUNTY OF DALLAS      )

         BEFORE ME, the undersigned, a Notary Public in and for said State, on this day personally appeared JACK R. ANDERSON, Principal, known to me to be the person whose name is subscribed to the foregoing instrument, and he acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of January, 1998.


                                              /s/ Kathleen C. Utecht
                                             -----------------------------------
                                             Notary Public In and For Said State

My Commission Expires:

      7/22/00
----------------------

         THE ATTORNEY IN FACT OR AGENT, BY ACCEPTING OR ACTING UNDER THE APPOINTMENT, ASSUMES THE FIDUCIARY AND OTHER LEGAL RESPONSIBILITIES OF AN AGENT.

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